UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2017

ImmunoGen, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-17999	04-2726691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Winter Street, Waltham, MA 02451

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (781) 895-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is a an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 25, 2017, ImmunoGen, Inc. (also referred to as “we” or “our”) entered into privately negotiated exchange agreements with a limited number of holders (“Noteholders”) of our outstanding 4.50% Convertible Senior Notes due 2021 (“2021 Notes”), pursuant to which we agreed to exchange (the “Exchanges”) approximately $12.0 million in aggregate principal amount of 2021 Notes held by the Noteholders for an aggregate of 3,278,225 newly issued shares (the “Shares”) of our common stock, par value $0.01 per share (the “Common Stock”).  The Shares represent an aggregate of 412,895 shares more than the number of shares into which the exchanged 2021 Notes are convertible under their original terms.

We anticipate that the Exchanges will be completed on or about September 27, 2017.  Upon completion of the Exchanges, (a) the aggregate principal amount of the 2021 Notes is expected to be reduced to approximately $3.1 million and (b) approximately 115.6 million shares of Common Stock are expected to be issued and outstanding following the closing of the Exchanges.

The foregoing description of the exchange agreements is qualified in its entirety by reference to the form of exchange agreement filed as Exhibit 10.1 of this Current Report, which is incorporated by reference herein.

This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 which is incorporated into this Item 3.02 by reference.  Each Noteholder is an institutional “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and is also a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.  The issuance of the Shares in the Exchanges is exempt from registration under the Securities Act pursuant to Section 4(a)(2) thereof.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d): The following exhibit is being filed herewith:

Exhibit No.	Exhibit

10.1	Form of Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImmunoGen, Inc.
(Registrant)

Date: September 26, 2017	/s/ David B. Johnston

David B. Johnston
Executive Vice President and Chief Financial Officer